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                                                                  Exhibit 10.46
May 2, 2000

Mr. Timothy J. Noonan
c/o Paul S. Kimbol, Esquire
Dechert Price & Rhoads
1717 Arch Street
Philadelphia, PA  19103-2793

Re:  Executive Separation Agreement and General Release, dated as of
     ---------------------------------------------------------------
     February 28, 2000
     -----------------

Dear Tim:

The purpose of this letter is to correct two dating errors which appear in the above referenced Agreement, as follows:

     1. The Agreement's date was intended to be and is February 25, 2000, and not February 28, 2000; and

     2. In subpart (i) of the second sentence of Section 3(c), the words "May 15, 2002" were intended to be and are hereby substituted with the words "the last day of the Severance Period."

Other than as clarified hereby, the above referenced Agreement is intended to remain in full force and effect in accordance with its terms.

I would appreciate it if you would confirm the corrections set forth above by signing and returning to me a copy of this letter at your first convenience.

Very truly yours,



ACCEPTED AND AGREED TO:

       /s/ TJN
__________________________
Timothy J. Noonan

Dated:    May __, 2000